UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2019

PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Interest Purchase Agreement.

On November 7, 2019, 2019, ParTech, Inc., a New York corporation (the “Company”) and a wholly owned subsidiary of PAR Technology Corporation, a Delaware corporation (“PAR Technology”), and PAR Technology, entered into an Interest Purchase Agreement (the “Purchase Agreement”) with The Drew D. Peloubet Family Trust DTD 6/29/09, Steven A. Roberts, Gary Saling, and PJCDSG, Inc., a Florida corporation (“Parent Seller” and, collectively with The Drew D. Peloubet Family Trust DTD 6/29/09, Steven A. Roberts, and Gary Saling, the “Sellers”), and Drew D. Peloubet with respect to certain representations, warranties and covenants.

Pursuant to the terms of, and subject to the conditions specified in, the Purchase Agreement, the Company will acquire 100% of the limited liability company interests of AccSys LLC, a Delaware limited liability company (f/k/a AccSys, Inc., and otherwise known as Restaurant Magic (“Restaurant Magic”)) in consideration of $42 million (the “Transaction”), of which approximately $13 million will be paid in cash, $27 million will be paid in restricted shares of PAR Technology common stock (the “Share Consideration”) and $2.0 million will be paid by delivery of a subordinated promissory note. Following the closing of the Transaction, the Sellers will have the opportunity to earn additional purchase price consideration subject to the achievement of certain post-closing milestones (“Earn-Out”).  The Earn-Out, if any, will be payable 50% in cash or subordinated promissory notes, at the Company's election, and 50% in restricted shares of PAR Technology common stock (the “Earn-Out Shares”). The actual number of restricted shares of PAR Technology common stock constituting Share Consideration will be determined by the quotient obtained by dividing, $27 million, by the volume-weighted average price per share of the Company’s common stock as reported on the New York Stock Exchange (NYSE) for the 20 consecutive trading days ending on the trading day that is immediately prior to the date of closing of the Transaction (the “Closing Price Per Share”); and the actual number of restricted shares of PAR Technology common stock constituting Earn-Out Shares will be determined by the quotient obtained by dividing the volume weighted average price per share of PAR Technology common stock on the NYSE for the consecutive 20 trading days ending on the trading day immediately preceding the applicable earn-out payment date. At issuance, the shares of PAR Technology common stock comprising the Share Consideration and the Earn-Out Shares will not be registered under the Securities Act of 1933 (“Securities Act”) or other applicable securities laws; however, pursuant to the Purchase Agreement, PAR Technology has agreed to register the shares for resale under the Securities Act and other applicable securities laws.

In connection with the Transaction, PAR Technology will issue, in substitution for phantom LLC Units of Restaurant Magic outstanding and held by certain of Restaurant Magic’s employees as of the closing of the Transaction, up to $2.0 million of restricted time-vested shares of PAR Technology common stock (the “substitute time-vested restricted stock”); the actual number of shares of substitute time-vested restricted stock will be determined by dividing $2.0 million by the Closing Price Per Share.The substitute time-vested restricted stock will vest in equal annual installments so long as the holder continues to provide service to PAR Technology or its affiliates over the three year period following the closing of the Transaction.

In no event will the total number of shares of PAR Technology common stock issued in consideration of the membership interests and the achievement of post-closing milestones and as substitute time-vested restricted stock exceed in the aggregate 19.9% of PAR Technology outstanding common stock; and, in the event such share limit would be exceeded, PAR Technology will pay cash in lieu of shares of PAR Technology common stock otherwise issuable.

The Transaction, which has been unanimously approved by the Board of Directors of PAR Technology, is expected to close during the fourth quarter of 2019, subject to the satisfaction or waiver of certain customary closing conditions, including, among other things: (i) the material accuracy of representations and warranties of each party to the Purchase Agreement; (ii) the performance by each party of its obligations and agreements in all material respects; (iii) the absence of a material adverse effect with respect to the Sellers or to Restaurant Magic’s business or the business of PAR Technology between the date of the Purchase Agreement and the closing of the Transaction; (iv) the absence of any applicable law or injunction enjoining or otherwise prohibiting the consummation of the Transaction; and (v) the Company’s receipt of satisfactory audited financial statements of Restaurant Magic for the fiscal year ended December 31, 2018. The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.

The description of the Purchase Agreement herein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached to this current report on Form 8-K as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual or disclosure information about PAR Technology or the other parties to the Purchase Agreement. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties in the Purchase Agreement and were used for the purpose of allocating risk between the parties rather than establishing matters as facts. The Purchase Agreement contains representations, warranties and covenants by the parties to the Purchase Agreement, and those representations, warranties and covenants may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors.

Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement, or any description thereof, as characterizations of the actual state of facts or conditions. Investors should review the Purchase Agreement, or any descriptions thereof, not in isolation, but only in conjunction with the other information about PAR Technology that it includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2019, PAR Technology Corporation issued a press release to report its financial results for the third quarter ended September 30, 2019. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The issuance of shares of PAR Technology common stock in consideration of the membership interests and/or the achievement of post-closing milestones and as substitute time-vesting restricted stock will be exempt from the registration requirements under the Securities Act pursuant to Section 4(a)(2) thereof.  The information provided in Item 1.01 is incorporated into this Item 3.02 by reference.

Item 7.01	Regulation FD Disclosure.

On November 7, 2019, 2019, PAR Technology issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K as Exhibit 99.1.

PAR Technology will hold a conference call at 4:30 p.m. (Eastern) on November 7, 2019, during which PAR Technology’s management will discuss the financial results for the third quarter ended September 30, 2019.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting PAR Technology’s website at www.partech.com/about/news.  Alternatively, listeners may access an archived version of the presentation call after 7:30 p.m. on November 7, 2019 through November 14, 2019 by dialing 855-859-2056 and using conference ID 9384228.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1*
Interest Purchase Agreement, dated November 7, 2019, by and among The Drew D. Peloubet Family Trust DTD 6/29/09, Steven A. Roberts, Gary Saling, PJCDSG, Inc., ParTech, Inc., PAR Technology Corporation and Drew D. Peloubet.

99.1**	PAR Technology Corporation Press Release dated November 7, 2019.

*
The schedules and exhibits to the Interest Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

**
The information in Item 2.02, Item 7.01, and Exhibit 99.1 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of PAR Technology's future operations, financial condition, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate”, “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategies, that are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including the risk that the remaining conditions to the closing of the Transaction set forth in the Purchase Agreement will not be satisfied or waived; uncertainties as to the timing of the closing of the Transaction; potential business uncertainties relating to the Transaction, including potential disruptions to PAR Technology’s business and operational relationships; uncertainties as to the number of shares to be issued as consideration in the Transaction; and PAR Technology’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of integration. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in PAR Technology’s Annual Report on Form 10-K for the year ended December 31, 2018 and PAR Technology’s other filings with the Securities and Exchange Commission. PAR Technology undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: November 7, 2019	/s/Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)